SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  June 29, 2001
(Date of earliest event reported)

Commission File No. 333-62547




                        Asset Backed Funding Corporation
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       Delaware                                          75-2533468
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(State of Incorporation)                    (I.R.S. Employer Identification No.)



100 North Tryon Street
Charlotte, North Carolina                                         28255
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Address of principal executive offices                         (Zip Code)



                                 (704) 386-2400
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                         if changed since last report)





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ITEM 5.    Other Events
           ------------

                  On March 29, 2001, Asset Backed Funding Corporation (the "Corporation"), sold ABFC Mortgage Loan Asset-Backed Certificates, Series 2001-AQ1, Class A-1, Class A-2, Class, A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class M-1, Class M-2 and Class B (the "Offered Certificates"), having an aggregate original principal balance of $232,345,000.00. The Offered Certificates were issued pursuant to the Pooling and Servicing Agreement, dated as of March 29, 2001 (the "Agreement"), among the Corporation, as depositor, Ameriquest Mortgage Company, as servicer, and Bankers Trust Company of California, N.A., as trustee, a copy of which was filed as a Current Report under Form 8-K.

                  On June 29, 2001, the Agreement was amended pursuant to Amendment No. 1 (the "Amendment"), among Asset Backed Funding Corporation, as depositor, Ameriquest Mortgage Company, as a servicer, Litton Loan Servicing LP, as special servicer, and Bankers Trust Company of California, N.A., as trustee, a copy of which is filed as an exhibit hereto. The purpose of the Amendment is to provide that Litton Loan Servicing LP will act as Special Servicer and will service all the Delinquent Mortgage Loans (as defined in the Amendment) in accordance with the Agreement, as amended by the Amendment, and the Special Servicing Agreement (as defined in the Amendment).

ITEM 7.    Financial Statements and Exhibits
           ---------------------------------

Item 601(a)
of Regulation S-K
Exhibit No.                                   Description
-----------                                   -----------
(EX-4)                                        Amendment No. 1, dated as
                                              of June 29, 2001, among Asset
                                              Backed Funding Corporation,
                                              Ameriquest Mortgage Company,
                                              Litton Loan Servicing LP and
                                              Bankers Trust Company of
                                              California, N.A., as trustee.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ASSET BACKED FUNDING CORPORATION

June 29, 2001

                                                By:  /s/ Shahid Quraishi
                                                   -----------------------------
                                                   Name:      Shahid Quraishi
                                                   Title:     President

                                INDEX TO EXHIBITS

                                                                 Paper (P) or
Exhibit No.                Description                           Electronic (E)
-----------                -----------                           --------------

(EX-4)            Amendment No. 1, dated as of June
                  29, 2001, among Asset Backed
                  Funding Corporation, Ameriquest
                  Mortgage Company, Litton Loan
                  Servicing LP and Bankers Trust
                  Company of California, N.A., as trustee.